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                                                                    EXHIBIT 10




                        AMENDMENT TO EMPLOYMENT AGREEMENT



         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of May 26, 2000, between JACOBSON STORES INC., a Michigan corporation of Jackson, Michigan (the "Company"), and THEODORE R. KOLMAN, of Jackson, Michigan ("Kolman").

         THE PARTIES HEREBY AGREE that the Executive Employment Agreement between them dated as of April 11, 2000 (the "Agreement"), is amended effective April 16, 2000, as follows:

                  COMPENSATION. The annual rate of $185,000 in paragraph 2 of the Agreement is amended to read an annual rate of $200,000.

         Except as expressly amended hereby, the Agreement shall continue in full force and effect.


IN THE PRESENCE OF:                JACOBSON STORES INC.


/s/  Paul W. Gilbert               By:   /s/  P. Gerald Mills
---------------------                  ----------------------------------------
                                         P. Gerald Mills
                                   Its:  Chairman of the Board and
                                         Chief Executive Officer


/s/  Dana J. Collins                     /s/  Theodore R. Kolman
---------------------                   ---------------------------------------
                                         Theodore R. Kolman